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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported):  July 25, 2001

                         AmeriSource Health Corporation
             (Exact name of Registrant as specified in its charter)

            Delaware                            33-27835-01                  23-2546940
  (State or Other Jurisdiction           (Commission File Number)        (I.R.S. Employer
of Incorporation or Organization)                                        Identification No.)

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                                  P.O. Box 959
                        Valley Forge, Pennsylvania 19482
                                 (610) 727-7000

  (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)

                                 ------------

                                Not Applicable
         (Former name or former address, if changed since last report)

                                 ------------


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Item 5.  Other Events.
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     On July 25, 2001, AmeriSource Health Corporation issued a press release with respect to its financial results for the quarter ended June 30, 2001, the third quarter of its fiscal year 2001. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

     (c)  Exhibits.

          The following exhibit is filed or furnished as part of this Report to the extent described in Item 5.

          99.1 Press release relating to AmeriSource Health Corporation's third quarter 2001 financial results.






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     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AMERISOURCE HEALTH CORPORATION


Date:  July 30, 2001          By:  /s/ William D. Sprague
                                 ------------------------------------------
                                 Name:   William D. Sprague
                                 Title:  Vice President and General Counsel
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                                 EXHIBIT INDEX

Exhibit No.        Description

99.1 Press release relating to AmeriSource Health Corporation's third quarter 2001 financial results, filed or furnished to the extent described in Item 5.